CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                    EXHIBIT 10.5
                             DISTRIBUTOR AGREEMENT


     THIS DISTRIBUTOR AGREEMENT is made and entered into as of this 2nd day of February, 1999 (herein referred to as the "Effective Date"), between GE FUEL CELL SYSTEMS, L.L.C., a Delaware limited liability company located at 1 River Road, Schenectady, New York 12345 (hereinafter referred to as "DISTRIBUTOR"), and PLUG POWER, L.L.C., a Delaware limited liability company located at 968 Albany-Shaker Road, Latham, New York 12110 (hereinafter referred to as "SUPPLIER").


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, DISTRIBUTOR and SUPPLIER intend to enter into this Agreement in order to set forth, in writing, DISTRIBUTOR's obligation to market and sell Products (defined below) and Pre-Commercial Units (defined below) and provide Services (defined below) in the Territory (defined below); and

     WHEREAS, the mission of DISTRIBUTOR and SUPPLIER through the term of this Agreement is to bring to customers the highest quality line of Products and Pre-Commercial Units and provide world-class Services for the purpose of increasing SUPPLIER's Product and Pre-Commercial Unit sales;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the mutual benefits to be derived herefrom, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                            ARTICLE I - DEFINITIONS

     1.1  Affiliate. The term "Affiliate" when used herein shall mean, with
          ---------
respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person, except that an Affiliate of SUPPLIER shall only include any Person directly or indirectly controlled by SUPPLIER. As used herein, control shall mean the ownership, either directly or by attribution, of more than 50% of the combined voting rights attributable to the equity interests of a Person or the ability, either direct or indirect, to control the composition of the majority of the Board of Directors or comparable management body of a Person.

     1.2  Agreement. The term "Agreement" when used herein shall mean this
          ---------
document and any annex, exhibit, attachment, schedule, addendum, or modification hereto, unless the context otherwise indicates.

     1.3  Commencement Date. The term "Commencement Date" when used herein shall
          -----------------
have the meaning ascribed in Section 4.1 hereof.

     1.4  Customer. The term "Customer(s)" when used herein shall mean any
          --------
purchaser or potential purchaser of the Products, Pre-Commercial Units, Test & Evaluation Units, or Services from DISTRIBUTOR, directly or indirectly through third parties.

     1.5  GEPS. The term "GEPS" when used herein shall mean the GE Power Systems
          ----
business of General Electric Company.

     1.6  GEPS Competitor. The term "GEPS Competitor" when used herein shall
          ---------------
mean any of the following Persons, provided that DISTRIBUTOR may revise this list upon written notice to SUPPLIER to include additional Persons involved directly, or indirectly through an affiliate, in the manufacture, assembly, or provision of O&M services for, gas or steam turbines, regardless of origin or design: AAR Engine Group - USA; ABB - Switzerland; Advanced Materials Technologies, Inc. -USA; Aero & Industrial Technology - UK; Aetc Ltd./ - UK; Alfa Laval - UK; AlliedSignal - US; Bailey Automation PLC - UK; Baird
Analtical -USA; Baker/MO Services Inc. - USA; Bales Scientific Inc. - USA; Bently Nevada -USA; Bosman Powersource B.V. - Netherlands; Boyce Engineering Int'l. Ltd. - UK; Boyce Engineering International - USA; Brush Electrical Machines Ltd. - UK; Chromalloy Gas Turbine - USA; Concepts ETI, Inc. - USA; Conmec, Inc. - USA; Cooper Energy Services - USA; Cooper Rolls - USA; Demag Delaval Turbomachinery Corp. - USA; Dresser Rand Turbo Products Division - USA; Ebara Corporation -Japan; Elbar BV- Netherlands; European Gas Turbines Ltd. - UK; Fern Engineering, Inc. - USA; Fiat Avio S.P.A. - Italy; Gas-Path Technology, Inc. - USA; Hickham Industries, Inc. - USA; Hitachi - Japan; Honeywell Solid State Electric Center -USA; HSDE -UK; IHI-Japan; John Brown / Kvearner Engineering - UK; Kawasaki -Japan; Liburdi Engineering Ltd. - Canada; Man Gutehoffnungshutte AG - Germany; Mannesmann Demag Veidichter - Germany; McGuffy Systems, Inc. - USA; Mitsubishi Heavy Industries -Japan; Moog Controls - USA; Natole Turbine Enterprises, Inc. -USA; Ormat Industries Ltd. - Israel; Petrotech, Inc. - USA; Polytec P.I. Inc. -USA; Powmat Ltd - USA; Pratt &
Whitney -USA; Precision Castparts Corp. - USA; Preco Turbine Services Inc. - USA; Rolls-Royce Industrial & Marine - UK; Senior Thermal Engineering - UK; Sermatech International Inc. - USA; Siemens-Westinghouse Power Corp. - USA; Solar Turbines Incorporated - USA; SPE Mashproekt - Ukraine; Stork RMO BV - Netherlands; Sulzer Turbo - Germany; Thomassen International B.V. -Netherlands; Toshiba - Japan; Triconex Systems, Inc. - USA; Turbine Controls Ltd. - UK; Turbine Technology Services Corp. - USA; Wilson & Daleo Inc. -Canada; Wood Group Gas Turbines Ltd.- UK.

     1.7  PEM Fuel Cell-Powered Generator Set.  The term "PEM Fuel Cell-Powered
          -----------------------------------
Generator Set" when used herein shall mean a proton exchange membrane fuel cell stack packaged with a fuel processor (to convert fuel at standard available pressure and quality to fuel usable by the fuel cell stack), with a maximum continuous output no greater than 35 kW, and all of the ancillary components, systems, electronics, batteries, controls, protective relaying (e.g., over/under current, transfer switch), and enclosure(s) required to be ready for indoor or outdoor installation and operation for stand-alone or grid-interconnected stationary power applications.

     1.8  Person. The term "Person" when used herein shall mean an individual, a
          ------
corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     1.9  Pre-Commercial Unit. The term "Pre-Commercial Unit" when used herein
          -------------------
shall mean a 7kW output PEM Fuel Cell-Powered Generator Set manufactured by SUPPLIER and meeting the specifications outlined in Schedule B attached hereto.
                                                    ----------

     1.10 Product Quality and Safety Assurance Program. The term "Product
          --------------------------------------------
Quality and Safety Assurance Program" when used herein shall have the meaning ascribed in Section 6.8 of this Agreement.

     1.11 Products. The term "Products" when used herein shall mean the PEM Fuel
          --------
Cell-Powered Generator Sets and other items manufactured by or on behalf of SUPPLIER described on Schedule A-1, attached hereto, and such other items which
                      ------------
may, from time to time, be included on Schedule A-1 pursuant to the terms of
                                       ------------
this Agreement or by the mutual written consent of SUPPLIER and DISTRIBUTOR.

     1.12 Proprietary Information. The term "Proprietary Information" when used
          -----------------------
herein shall have the meaning ascribed in Section 7.1 hereof.

     1.13 Services. The term "Services" when used herein shall mean those
          --------
services listed on Schedule A-2 of this Agreement, attached hereto.
                   ------------

     1.14 Term. The term "Term" when used herein shall mean the term of this
          ----
Agreement as defined pursuant to Section 4.1, including all extensions and renewals thereof.

     1.15 Territory.  The term "Territory" when used herein shall mean every
          ---------
country, province, territory or other principality in the world, except the States of Michigan, Indiana, Ohio, and Illinois while Edison Development Corporation has exclusive rights to market and sell products similar to Products and provide services similar to Services therein. In the event that Edison Development Corporation ("EDC") shall lose all of its rights to market and sell similar products and provide similar services in the States of Michigan, Indiana, Ohio and Illinois in the United States of America (the "EDC Territory"), this definition of "Territory" shall be expanded to include the EDC Territory. In the event that EDC shall lose its exclusive rights to market and sell similar products and provide similar services in the EDC Territory, DISTRIBUTOR will have the rights to market and sell Products and provide Services in the EDC Territory on a non-exclusive basis.

     1.16 Test & Evaluation Unit. The term "Test & Evaluation Unit" when used
          ----------------------
herein shall mean a pre-commercial version of the Product with performance (e.g., efficiency, emissions, size, noise, reliability) below that of a Pre-Commercial Unit, which is intended to demonstrate proof of concept and provide the manufacturer with field test data.


                      ARTICLE II - APPOINTMENT AND SCOPE

     2.1  Appointment. Subject to the terms and conditions and for the Term of
          -----------
this Agreement (as defined in Article IV hereof) SUPPLIER hereby appoints DISTRIBUTOR, and DISTRIBUTOR accepts such appointment, as SUPPLIER's distributor in the Territory to exclusively purchase, except as set forth in Section 2.2(a), Products, Pre-Commercial Units, and Test & Evaluation Units, and market and sell Products, Pre-Commercial Units, and Test & Evaluation Units to Customers for their own use or resale, and to provide Services to Customers.


     2.2  Non-Compete. During the term of this Agreement and except as
          -----------
otherwise provided herein,

          (a) SUPPLIER and its Affiliates shall not, directly or indirectly, market or sell PEM Fuel Cell-Powered Generator Sets, components, replacement parts, upgrades, accessories, or improvements that compete with Products, Pre-Commercial Units, or Test & Evaluation Units, market and sell the output of PEM Fuel Cell-Powered Generator Sets that compete with the Products, Pre-Commercial Units, or Test & Evaluation Units, or provide Services to Customers in the Territory, so long as, and to the extent that, DISTRIBUTOR is SUPPLIER's exclusive distributor in the Territory pursuant to this Agreement (except for sales of Test & Evaluation Units and Pre-Commercial Units to federal, state, municipal and other governmental entities, the Gas Research Institute, Electric Power Research Institute, and such other industry groups mutually agreed to by SUPPLIER and DISTRIBUTOR, to the extent such entities and groups are purchasing the units for their research and development, as opposed to purchasing the units for resale);

          (b) DISTRIBUTOR will utilize SUPPLIER as its sole supplier of PEM Fuel Cell-Powered Generator Sets, components, replacement parts, upgrades, accessories, and improvements therefor.

     2.3  Third Parties. DISTRIBUTOR may appoint or contract with third parties
          -------------
(e.g., agents, distributors, sub-distributors) in connection with the marketing and sale of the Products, Pre-Commercial Units, and Test & Evaluation Units and the provision of Services, so long as any compensation to such third parties shall be the sole responsibility of DISTRIBUTOR. DISTRIBUTOR will use reasonable efforts to consult with SUPPLIER regarding any such appointments or contracts prior to entering into such appointments or contracts.

     2.4  Independent Contractor Status. DISTRIBUTOR is an independent purchaser
          -----------------------------
and seller of the Products, Pre-Commercial Units, and Test & Evaluation Units. Nothing contained in this Agreement shall be construed to constitute DISTRIBUTOR as a partner, employee, agent or joint venturer of SUPPLIER, nor shall DISTRIBUTOR and SUPPLIER have any authority to bind the other in any respect, it being intended that each shall remain an independent contractor responsible for its own actions. Each party shall be responsible for all of its own expenses and employees, except as provided otherwise in this Agreement.

     2.5  Provision of Services. To the extent SUPPLIER is engaged in providing
          ---------------------
any Services, SUPPLIER hereby agrees to make available such Services requested by DISTRIBUTOR, in accordance with the provisions set forth in this Agreement, including Section 3.3 hereof. SUPPLIER hereby agrees that DISTRIBUTOR shall be the sole provider of Services to DISTRIBUTOR's Customers with respect to the Products and that DISTRIBUTOR may utilize any service provider to provide such Services.

     2.6  Resale of Products by DISTRIBUTOR or Customer. Other than as expressly
          ---------------------------------------------
set forth in this Agreement, the DISTRIBUTOR and its Customers shall not have any restrictions, in any manner, with respect to the resale of any Product, Pre-Commercial Unit, or Test & Evaluation Unit acquired pursuant to this Agreement, including restrictions as to the price at which they elect to resell any such Products, Pre-Commercial Units, or Test & Evaluation Units.

          ARTICLE III - TERMS AND CONDITIONS OF SALE OF THE PRODUCTS

     3.1  Product Purchase Orders; Terms and Conditions. The terms and
          ---------------------------------------------
conditions for all orders for the Products and Pre-Commercial Units shall be subject to all of the provisions set forth in this Article III and in Schedules
                                                                      ---------
B, C, and D, attached hereto.
------------

     3.2  Service Orders; Terms and Conditions. The terms and conditions for all
          ------------------------------------
orders for the provision of Services shall be subject to all the provisions set forth in this Article III, in Schedule B, and as otherwise negotiated between
                              ----------
the parties.

     3.3  Prices; Products and Services.
          -----------------------------

          (a) The prices charged to DISTRIBUTOR for all Products purchased hereunder shall be the lower of (i) those prices set forth on Schedule C,
                                                              ----------
attached hereto, or (ii) the lowest prices charged by SUPPLIER to any other purchaser for the same such Product in similar quantities during the four months preceding an order. To the extent that SUPPLIER's direct cost per unit for the Products exceeds that set forth on Schedule C, SUPPLIER and DISTRIBUTOR shall
                                   ----------
agree to an increase in the price to DISTRIBUTOR and a decrease to DISTRIBUTOR's Sales Commitments. If SUPPLIER and DISTRIBUTOR cannot reach such agreements, then this Agreement shall terminate. The prices charged to DISTRIBUTOR for all Pre-Commercial Units purchased hereunder shall be those prices set forth on Schedule C, and such prices are not subject to adjustment even if SUPPLIER sells
----------
Pre-Commercial Units to another purchaser at a lower price.

          (b) The prices charged to DISTRIBUTOR for all Services ordered hereunder shall be the lowest prices charged by SUPPLIER to any other person or entity, other than Edison Development Corporation or an affiliate thereof, for the same such Services in similar quantities during the four months preceding an order, provided, however, in the event that any Services are included in
       --------  -------
the price of a Product or Pre-Commercial Unit or are not charged for, a reasonable price allocation shall be made with respect to such Services for purposes of this pricing formula.

          (c) All prices for the Products, Pre-Commercial Units, Test & Evaluation Units, and Services shall be expressed in United States Dollars. All payments for Products, Pre-Commercial Units, Test & Evaluation Units, and Services shall be made in United States Dollars.

          (d) To the extent DISTRIBUTOR assists SUPPLIER in sourcing components for the manufacturing of Products or Pre-Commercial Units, DISTRIBUTOR will receive 50% of any savings realized by SUPPLIER, for components of like quality and quantity, where savings is defined as the difference between the best quote obtained by SUPPLIER and the quote obtained by DISTRIBUTOR. DISTRIBUTOR's share of any savings will be applied as a credit against DISTRIBUTOR's purchases of Products or Pre-Commercial Units from SUPPLIER.


                       ARTICLE IV - TERM AND TERMINATION

     4.1  Term. Except as otherwise provided in this Agreement, the term of this
          ----
Agreement shall begin thirty (30) days after the execution of this Agreement (the "Commencement Date") and shall continue for a five (5) year term ending on the fifth anniversary of the Commencement Date. The parties intend to negotiate an amendment to this Agreement which shall set forth purchase prices for Products and DISTRIBUTOR's purchase commitments for the period beyond the initial term. SUPPLIER and DISTRIBUTOR will initiate negotiations on the amendment no later than January 1, 2002.

     4.2  Termination for Cause. This Agreement shall terminate immediately in
          ---------------------
the event that DISTRIBUTOR is dissolved or the Limited Liability Company Agreement under which DISTRIBUTOR is governed terminates, whichever occurs first. This Agreement may be terminated by a party hereto prior to expiration of the initial five (5) year term or any renewal term hereof by furnishing prior written notice to the other party, as follows:

          (a) Termination by a party, in the event the other party should fail to perform any of its obligations hereunder and such failure results in a material adverse effect to the terminating party, provided such other party shall fail to remedy any such nonperformance within 120 days after receiving written demand therefor, except as otherwise specified in Schedule D;
                                                          ----------

          (b) Termination by a party, if the other party should become a subject of any voluntary or involuntary bankruptcy, settlement, receivership, reorganization or other insolvency proceedings, unless such proceedings are terminated within one month from their formal opening; or

          (c) Termination by a party, if the other party should attempt to sell, assign (in violation of this Agreement), delegate or transfer any of its rights and obligations under this Agreement without having obtained the other party's prior written consent thereto.

     4.3  Rights of Parties on Termination or Expiration. The following
          ----------------------------------------------
provisions shall apply on the termination or expiration of this Agreement (the date of termination or expiration being the "Termination Date"):

          (a) DISTRIBUTOR shall cease all purchases from SUPPLIER and shall return to SUPPLIER and immediately cease all use of Confidential Information previously furnished by SUPPLIER and then in DISTRIBUTOR's possession; provided,
                                                                       --------
however, notwithstanding the forgoing, (i) SUPPLIER shall fulfill any and all
-------
orders for Products, Pre-Commercial Units or Services firmly committed to by DISTRIBUTOR, in accordance with Schedule D, and (ii) DISTRIBUTOR shall have the
                                ----------
right to continue to use such Confidential Information in connection with such orders. SUPPLIER shall return to DISTRIBUTOR and immediately cease all use of any Confidential Information previously furnished by DISTRIBUTOR, except as needed to fulfill orders for Products, Pre-Commercial Units or Services firmly committed to by DISTRIBUTOR, in accordance with Schedule D.
                                                ----------

          (b) Except as otherwise provided herein, all rights granted to DISTRIBUTOR under or pursuant to this Agreement shall cease, and where appropriate, revert to SUPPLIER; similarly, all rights granted to SUPPLIER under or pursuant to this Agreement shall cease, and where appropriate, revert to DISTRIBUTOR.

          (c) The provisions of this Agreement that are expressed to survive this Agreement or to apply notwithstanding termination or expiration hereof shall be followed by the parties hereto.

          (d) Termination or expiration of this Agreement shall not prejudice or otherwise affect the rights or liabilities of the parties with respect to the Products, Pre-Commercial Units or Services theretofore sold or rendered hereunder, or any indebtedness then owing by either party to the other; nor shall termination or expiration relieve the parties of any obligations imposed by the provisions of this Agreement which are expressed to survive the termination or expiration of this Agreement or any liability for damages resulting from breach of such provisions.


                    ARTICLE V - OBLIGATIONS OF DISTRIBUTOR

     5.1  Sales and Promotion; Services; Facilities, Personnel and Advertising.
          --------------------------------------------------------------------
DISTRIBUTOR shall (a) use best efforts to market and sell Products and Pre-Commercial Units and provide Services within the Territory; and (b) maintain, at its own expense, such office space and facilities, and hire and train such personnel as DISTRIBUTOR may deem necessary to carry out its obligations under this Agreement. DISTRIBUTOR will use its best efforts to market and sell Products and Pre-Commercial Units in the manner that its Affiliates market and sell similar products, and to provide Services to ensure a level of customer service consistent with that provided for other GE-branded products, taking into consideration the lower sales volumes of Products and Pre-Commercial Units. Within 60 days after the effective date of this Agreement, SUPPLIER and DISTRIBUTOR will mutually agree to a marketing and Services development schedule for the period ending December 31, 2000, which will include milestones and objective measures of progress towards the January 1, 2001, Product release. SUPPLIER and DISTRIBUTOR will meet not less than quarterly for the purpose of evaluating DISTRIBUTOR's progress against the development schedule.

     5.2  Purchase Volume Goal. During the Term of this Agreement, DISTRIBUTOR
          --------------------
shall use its best efforts to achieve minimum Global Sales Commitments and Major Market Sales Commitments as defined and specified in Schedule D. DISTRIBUTOR
                                                     ----------
shall provide SUPPLIER with a 12-month rolling forecast of monthly purchases in accordance with Schedule D. In the event that DISTRIBUTOR fails to achieve the
                ----------
minimum purchase volume goals set forth in Schedule D, SUPPLIER may appoint
                                           -----------
additional distributors and/or terminate this Agreement under the provisions specified in Schedule D. In the event that SUPPLIER appoints any additional
             ----------
distributors pursuant to the preceding sentence, DISTRIBUTOR may terminate this Agreement upon 120 days written notice.

     5.3  Expenses. Except as otherwise provided in this Agreement, DISTRIBUTOR
          --------
shall bear all expenses associated with DISTRIBUTOR's marketing and sale of Products and Pre-Commercial Units and provision of Services under this Agreement.

     5.4  DISTRIBUTOR Intelligence. DISTRIBUTOR shall make intelligence (e.g.,
          ------------------------
Product applications, customer demand) related to the sale and use of Products and Pre-Commercial Units to Customers available to SUPPLIER (collectively, "DISTRIBUTOR Intelligence").

     5.5  Pre-Commercial Units. DISTRIBUTOR shall purchase, on a take or pay
          --------------------
basis, 485 Pre-Commercial Units, as specified in Schedule B, for delivery by
                                                 ----------
December 31, 2000, at a purchase price of [***] per unit, with no more than 250 units to be delivered in any one quarter. One-fourth of the purchase price shall be paid to SUPPLIER as a deposit six months prior to delivery but no earlier than January 1, 2000, and the balance of the purchase price shall be paid on delivery. To the extent

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

DISTRIBUTOR elects to purchase units available prior to the Pre-Commercial Units, DISTRIBUTOR's purchases will be credited against its take-or-pay commitment on a dollar-for-dollar basis (e.g., if DISTRIBUTOR purchases $1,000,000 of Test & Evaluation Units available in 1999, DISTRIBUTOR'S take-or-pay commitment on the Pre-Commercial Units will be reduced by $1,000,000). DISTRIBUTOR will make reasonable efforts to have its Customers for Pre-Commercial Units perform certain testing as prescribed by SUPPLIER, provide SUPPLIER with all data generated by such testing, and provide SUPPLIER with reasonable on-site access to the Pre-Commercial Units.

     5.6  Assistance. DISTRIBUTOR shall, if required by SUPPLIER, provide
          ----------
SUPPLIER with reasonable access to and assistance of its sales and marketing personnel. Such assistance shall be without charge to SUPPLIER except as may be otherwise mutually agreed.

     5.7  Regulatory Approvals. In conjunction with SUPPLIER's obligations in
          --------------------
Section 6.6, DISTRIBUTOR shall be responsible for the administration and field work necessary to obtain any regulatory approvals for DISTRIBUTOR to conduct its operations in the Territory. DISTRIBUTOR shall provide assistance to SUPPLIER in order to assist SUPPLIER in complying with registration requirements in the Territory, obtain such other approvals from governmental authorities of the Territory as may be necessary to comply with any and all governmental laws, regulations, and orders that may be applicable to DISTRIBUTOR by reason of the execution of this Agreement, and assist SUPPLIER in taking those actions necessary for DISTRIBUTOR to be registered as SUPPLIER's independent distributor with any governmental authority. Without limiting the foregoing, DISTRIBUTOR shall furnish SUPPLIER with such documentation as SUPPLIER may request to confirm DISTRIBUTOR's compliance with this Section, and DISTRIBUTOR agrees that it shall not engage in any course of conduct that would cause SUPPLIER to be in violation of the laws of any jurisdiction within the Territory. DISTRIBUTOR shall comply fully with, and shall be solely responsible for, all safety standards, health code requirements and regulations, specifications, and other requirements imposed by law, regulation, or order in the Territory and applicable to the marketing and sale of the Products and Pre-Commercial Units, and to the provision of Services provided by DISTRIBUTOR.


                     ARTICLE VI - OBLIGATIONS OF SUPPLIER

     6.1  Sales Support. SUPPLIER shall, at its expense, provide DISTRIBUTOR
          -------------
with reasonable amounts of technical materials (e.g., drawings, schematics, installation manuals, operating procedures, available marketing materials, field test results, training materials) and available information regarding product applications and customer demand pertaining to the Products and Pre-Commercial Units as are requested by DISTRIBUTOR from time to time. All such information and materials will be furnished in the English language.

     6.2  Notification of Changes. SUPPLIER shall notify DISTRIBUTOR of any
          -----------------------
material changes in or affecting the Products, Pre-Commercial Units, projected delivery dates and schedule changes that may reasonably be expected to affect the business of DISTRIBUTOR; provided, that no such notification shall relieve
                             --------
SUPPLIER of any of its obligations hereunder.

     6.3  Assistance. SUPPLIER shall, if required by DISTRIBUTOR, provide
          ----------
DISTRIBUTOR with reasonable access to and assistance of its technical support personnel. Such assistance shall be without charge to DISTRIBUTOR except as may be otherwise mutually agreed.

     6.4  Insurance.  SUPPLIER shall maintain in effect at all times product
          ---------
liability insurance with policy limits as described in Schedule E attached
                                                       ----------
hereto, as such exhibit may be revised from time to time upon the mutual agreement of SUPPLIER and DISTRIBUTOR, and DISTRIBUTOR shall be named as an additional insured to each such policy. In the event that SUPPLIER cannot obtain such insurance on commercially reasonable terms, SUPPLIER shall notify DISTRIBUTOR, and DISTRIBUTOR may terminate this Agreement.

     6.5  Third Party Inquiries.  If SUPPLIER is contacted, or has been
          ---------------------
contacted, by third parties concerning purchase of the Products by Customers in the Territory, SUPPLIER will use its best efforts to refer such persons to DISTRIBUTOR, provided that SUPPLIER has not named any additional distributors to the relevant market area in accordance with this Agreement.

     6.6  Governmental Approvals; Compliance.  SUPPLIER shall comply with all
          ----------------------------------
registration requirements in the Territory that are applicable to SUPPLIER, obtain such other approvals from governmental authorities of the Territory as may be necessary to comply with any and all governmental laws, regulations, and orders that may be applicable to SUPPLIER by reason of the execution of this Agreement, and take those actions necessary for DISTRIBUTOR to be registered as SUPPLIER's independent distributor with any governmental authority. At DISTRIBUTOR's request, SUPPLIER shall perform all tests for all certifications (regulatory or otherwise) required to certify use of the Products and Pre-Commercial Units sold by DISTRIBUTOR for stand-alone and/or grid-interconnected stationary power applications. Without limiting the foregoing, SUPPLIER shall furnish DISTRIBUTOR with such documentation as DISTRIBUTOR may request to confirm SUPPLIER's compliance with this Section, and SUPPLIER agrees that it shall not engage in any course of conduct that would cause DISTRIBUTOR to be in violation of the laws of any jurisdiction within the Territory. If the cost of compliance with regulatory requirements outside of the U.S. causes SUPPLIER's direct cost per unit to exceed SUPPLIER's direct cost as shown on Schedule C,
                                                                  ----------
then SUPPLIER and DISTRIBUTOR will mutually agree to adjust the prices as shown on Schedule C, and the Sales Commitments as shown on Schedule D, for any units
   ----------                                        ----------
purchased by DISTRIBUTOR for sale outside of the U.S. that require such compliance.

     6.7  Production Capability; Minimum Volume.
          -------------------------------------

          (a) SUPPLIER will use best efforts to maintain a minimum annual Product supply of [***] units per year in "2001," as defined in Schedule D, plus
                                                                ----------
any additional capacity required to fill any of DISTRIBUTOR'S firm purchase orders; provided that DISTRIBUTOR stays on schedule, as determined in good faith by SUPPLIER, in developing the infrastructure necessary to market, sell, and provide Services to such volume of Products; and provided further that SUPPLIER will not be obligated to increase Product supply by more than 100% between any two quarters, and, in any event, SUPPLIER will not be obligated to increase Product supply beyond the Global Sales Commitments.

          (b) SUPPLIER will use best efforts to produce 485 Pre-Commercial Units during the year 2000, and use best efforts to front load production in the first half of the year.

(c)                                    [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

     6.8  Legal Standards. SUPPLIER shall comply fully with, and shall be solely
          ---------------
responsible for, all safety standards, health code requirements and regulations, specifications, and other requirements imposed by law, regulation, or order in the Territory, that are applicable to the design, manufacturing, and testing of the Products and Pre-Commercial Units and the provision of Services by SUPPLIER. SUPPLIER shall establish and maintain a program, to the mutual satisfaction of SUPPLIER and DISTRIBUTOR, in order to create ongoing product design, manufacturing, testing, inspection, and other safety and quality-related processes that are adequate to assure the safety and reliability of SUPPLIER's Products and Pre-Commercial Units (the "Product Quality and Safety Assurance Program").

6.9                                    [***]

     6.10                              [***]

         ARTICLE VII - CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS

     7.1  Confidentiality.  SUPPLIER and DISTRIBUTOR agree to follow the
          ---------------
following requirements regarding confidentiality:

          (a) Each party hereto expects to furnish to the other party certain confidential information which will constitute trade secrets or other proprietary business or technical information belonging to the disclosing party (including, but not limited to, components, processes, financial information, drawings, specifications and other data, whether in written, printed, oral or other form) and will be marked "Confidential" or "Proprietary" (such information is hereinafter referred to as "Confidential Information") at the time it is disclosed. Oral information which is confidential or proprietary shall be reduced to writing by the disclosing party within ten (10) working days after disclosure, which writing shall

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

specifically reference the date of disclosure and otherwise conform to the requirements of this paragraph. Any information which is disclosed in any other manner shall be deemed to be non-confidential. The receiving party shall not disclose Confidential Information to anyone except its employees who have a need to know such Confidential Information in order to perform their work and shall inform such individuals of the confidential nature of the Confidential Information. Subject to the provisions of subsection (b), below, the receiving party shall use the Confidential Information only for the purpose of such work and shall use efforts to protect the confidentiality of such Confidential Information commensurate with those which it employs for the protection of its own confidential information, but it shall not be liable for unauthorized revelations of such Confidential Information which occur in spite of such efforts.

          (b) Notwithstanding the provisions of subsection (a) above, (i) the receiving party shall not be subject to any restriction hereunder with respect to any part of such Confidential Information which appears in issued patents or publications, which is known or becomes generally known to the relevant public through no fault of the receiving party, which is independently generated by the receiving party without use of the Confidential Information, which is furnished to others by the disclosing party without restriction on disclosure, which was or becomes known to the receiving party through other sources free of any confidentiality restriction, which must be disclosed by requirements of law or valid legal or regulatory process, in which case the party intending to make such disclosure shall notify the party which designated the material as confidential in advance of any such disclosure and reasonably cooperate with any attempt to maintain the confidentiality of such materials; and (ii) any and all restrictions with respect to Confidential Information provided hereunder will expire three (3) years after the date that such Confidential Information is disclosed to the receiving party.

          (c) When one party no longer desires to use the Confidential Information of another party, it shall return to the other party any such Confidential Information and shall destroy all copies of such Confidential Information with the exception of one copy which may be retained exclusively for the purpose of documenting the disclosures made hereunder.

          (d) The receiving party will restrict access to any Confidential Information made available or disclosed by the disclosing party to the receiving party hereunder only to those employees of the receiving party with a need to know such information in performance of their jobs with the receiving party.

     7.2  SUPPLIER's Trademark.  All of the Products and Pre-Commercial Units
          --------------------
sold by DISTRIBUTOR shall bear one or more of SUPPLIER's trademarks, copies of which are set forth on Schedule F, attached hereto. Such trademarks shall be
                       ----------
affixed to the Products and Pre-Commercial Units by SUPPLIER, in a manner to be mutually determined, with the understanding that SUPPLIER's trademarks will be readily visible, but less prominent than DISTRIBUTOR's trademarks. All resulting use of SUPPLIER's trademarks shall inure solely to the benefit of SUPPLIER. DISTRIBUTOR shall not directly or indirectly use SUPPLIER's trademarks (or part thereof), or any mark or name confusingly similar thereto, as part of its corporate or business name, except that (a) DISTRIBUTOR shall co-brand (i.e., affixing DISTRIBUTOR's Trademark (defined below), a copy of which is also set forth on Schedule F, to a Product or Pre-Commercial Unit that also bears the
         ----------
trademark of SUPPLIER) each of the Products and Pre-Commercial Units with its own trademark or otherwise identify itself as an "authorized distributor" of SUPPLIER and (b) DISTRIBUTOR shall use SUPPLIER's trademarks relating to the Products and Pre-Commercial Units, for display, promotional, or advertising purposes in connection with solicitation of orders for Products and Pre-Commercial Units from

Customers in the Territory and in any other manner approved by SUPPLIER in writing. In addition, DISTRIBUTOR shall not register or attempt to register any of SUPPLIER's trademarks or any mark or name closely resembling them, unless requested to do so by SUPPLIER in writing.

     SUPPLIER represents and warrants to DISTRIBUTOR that (a) SUPPLIER's trademarks pertaining to the Products and Pre-Commercial Units are subject to and protected by United States trademark law, applications for registration of trademarks pertaining to the Products and Pre-Commercial Units have been filed in the United States, and similar applications will be filed by SUPPLIER in other countries of the Territory designated by DISTRIBUTOR; provided that in the event that SUPPLIER does not agree to file any such application in any country or other jurisdiction in the Territory, DISTRIBUTOR shall, in SUPPLIER's sole discretion, (i) sell the Products or Pre-Commercial Units in such country or other jurisdiction without SUPPLIER's trademark affixed, (ii) sell the Products or Pre-Commercial Units in such country or other jurisdiction with a different SUPPLIER trademark affixed (in which event, all of SUPPLIER's representations, warranties, covenants, and indemnities herein shall apply to such substitute trademark and the use thereof), or (iii) continue to sell the Products and Pre-Commercial Units in such country or other jurisdiction with SUPPLIER's trademark affixed (in which event, SUPPLIER shall indemnify DISTRIBUTOR against any and all damages resulting from such sale in accordance with Sections 7.4 and 8.1(f);
(b) to SUPPLIER's knowledge, the trademarks set forth on Schedule F are owned by
                                                         ----------
SUPPLIER; (c) to SUPPLIER's knowledge, SUPPLIER owns free and clear of any mortgage, security interest, financing statement, royalty obligation, lien, encumbrance, charge, option, equity or restriction, all right, title and interest in and to the trademarks set forth on Schedule F and all patents that
                                               ----------
it owns or uses in connection with the Products and Pre-Commercial Units as of the date hereof (except for a patent royalty obligation to the Los Alamos National Laboratory); and (d) to SUPPLIER's knowledge, none of such trademarks or patents infringes any existing intellectual property right of any third party and there are no trademarks or trademark applications included in such intellectual property rights which are invalid or unenforceable.

     7.3  Intellectual Property.  Each party's patents, trademarks, trade names,
          ---------------------
inventions, copyrights, know-how, trade secrets, licensed rights or other intellectual property rights ("Intellectual Property") now in existence or
                                                    -
hereafter lawfully acquired or developed by such party shall not be deemed to be transferred to any other party by virtue of this Agreement. DISTRIBUTOR shall not have the right pursuant to this Agreement to manufacture, duplicate, or otherwise copy or reproduce any of the Products, Pre-Commercial Units, or any parts thereof. The use by either party of any Intellectual Property of the other party is authorized only for the purposes herein set forth; and upon termination of this Agreement for any reason, such authorization shall cease. Notwithstanding the foregoing provisions of this Section 7.3, DISTRIBUTOR hereby grants to SUPPLIER a perpetual non-exclusive, non-transferable, irrevocable, royalty-free, fully paid up license to use Product information regarding market size, demographics, demand, segmentation, design parameters sought by the market, and contact information (names, addresses, telephone numbers) for customers, resellers, service providers, code bodies, and similar information acquired or developed by DISTRIBUTOR under this Agreement.

     7.4  DISTRIBUTOR's Trademark. At the election of DISTRIBUTOR, SUPPLIER
          -----------------------
shall (a) identify DISTRIBUTOR as an "authorized distributor" of SUPPLIER, (b) affix to the Products and Pre-Commercial Units the General Electric Company trademark licensed to DISTRIBUTOR ("DISTRIBUTOR's Trademark") as directed by DISTRIBUTOR for the purpose of co-branding Products and Pre-Commercial Units sold by DISTRIBUTOR (i.e., affixing DISTRIBUTOR's Trademark to a Product or Pre-Commercial Unit that also bears the trademark of SUPPLIER), and (c) permit DISTRIBUTOR's marketing and selling of co-branded Products and Pre-Commercial Units. In the event that DISTRIBUTOR elects not to have SUPPLIER affix DISTRIBUTOR's Trademark to the Products and Pre-Commercial Units, DISTRIBUTOR will affix DISTRIBUTOR's Trademark to the Products and Pre-Commercial Units. DISTRIBUTOR shall use DISTRIBUTOR's Trademarks for display, promotional, or advertising purposes in connection with solicitation of orders for Products and Pre-Commercial Units from Customers in the Territory. The only Products and Pre-Commercial Units that may bear DISTRIBUTOR's Trademark are those that are sold by DISTRIBUTOR. SUPPLIER acknowledges that it is not authorized to use DISTRIBUTOR's Trademark for any purpose unless expressly permitted in writing to do so by DISTRIBUTOR. All resulting use of DISTRIBUTOR's Trademark shall inure solely to the benefit of General Electric Company.

     DISTRIBUTOR represents and warrants to SUPPLIER that (a) DISTRIBUTOR's Trademark is subject to and protected by United States trademark law; (b) to DISTRIBUTOR's knowledge, DISTRIBUTOR's Trademark is owned by General Electric Company, and DISTRIBUTOR has a valid license to use DISTRIBUTOR's Trademark; (c) to DISTRIBUTOR's knowledge, General Electric Company owns free and clear of any mortgage, security interest, financing statement, royalty obligation, lien, encumbrance, charge, option, equity or restriction, all right, title and interest in and to DISTRIBUTOR's Trademark set forth on Schedule F; and (d) to
                                                        ----------
DISTRIBUTOR's knowledge, DISTRIBUTOR's Trademark does not infringe on any existing intellectual property right of any third party and is not invalid or unenforceable.

     7.5  Protection of Intellectual Property.  In addition to any obligation
          -----------------------------------
SUPPLIER may have under Article VIII hereof, SUPPLIER shall take all actions reasonably necessary to enforce and protect its trademarks, patents, and Intellectual Property Rights relating to the Products and Pre-Commercial Units. Without limiting the generality of the foregoing, SUPPLIER shall defend and indemnify DISTRIBUTOR against any suit, claim, or proceeding brought against DISTRIBUTOR that is based on a claim that any trademark owned or used by SUPPLIER directly in connection with any Product, Pre-Commercial Unit, or any part thereof (except for DISTRIBUTOR's Trademark), as such trademark was affixed to such Product, Pre-Commercial Unit, or part thereof in accordance with Section 7.2, infringes any intellectual property right of any third party in any country or other jurisdiction in the Territory, if notified promptly in writing and given authority, information, and assistance (at SUPPLIER's expense) for the defense of same, and provided that such infringement did not arise as a result of DISTRIBUTOR's unauthorized use of such trademark. SUPPLIER shall pay all damages and costs awarded with respect to any suit, claim, or proceeding for which SUPPLIER is required to provide indemnification pursuant to this Section
7.5. Without limiting the generality of the foregoing, SUPPLIER shall defend and indemnify DISTRIBUTOR against any suit, claim or proceeding brought against DISTRIBUTOR that is based on a claim that any Product or Pre-Commercial Unit, or any part thereof, furnished under this Agreement, as well as any device or process necessarily resulting from the use thereof, constitutes an infringement of any patent of the United States (or any other country or other jurisdiction in the Territory), if notified promptly in writing and given authority, information, and assistance (at SUPPLIER's expense) for the defense of same, and provided that such infringement did not arise as a result of (a) DISTRIBUTOR's developments, misuse, or modifications that were not approved by SUPPLIER, or
(b) DISTRIBUTOR's combination, operation, or use with devices, data, equipment, systems, programs, or products not furnished by SUPPLIER, contemplated by the specifications in Schedule B, or approved by SUPPLIER, SUPPLIER shall pay all
                  ----------
damages and costs awarded with respect to any suit, claim, or proceeding for which SUPPLIER is required to provide indemnification pursuant to this Section
7.5. In the event a claim is made or appears likely to be made that any Product or Pre-Commercial Unit, or any part thereof, furnished under this Agreement, as well as any device or process necessarily resulting from the use thereof, infringes upon a third party's patent, SUPPLIER shall, at its own expense and at its option, and in addition to all other rights or remedies which the DISTRIBUTOR may have pursuant to this Agreement, (a) procure for DISTRIBUTOR the right to continue using said Product, Pre-Commercial Unit, part, device, or process; (b) replace same with a non-infringing equivalent; or (c) remove said Product, Pre-Commercial Unit, part, device, or process and refund the purchase price and the transportation and installation costs thereof.


                        ARTICLE VIII - INDEMNIFICATION

     8.1  SUPPLIER's Indemnification of DISTRIBUTOR. SUPPLIER agrees to
          -----------------------------------------
indemnify, defend and hold the DISTRIBUTOR, its officers, directors, employees, successors, and permitted assigns harmless against all third party claims, losses, costs, liabilities, judgments, damages, or expenses of whatever form or nature, including attorneys' fees and other costs of legal defense, whether direct or indirect, that they, or any of them, may sustain or incur as a result of any acts or omissions (except for acts or omissions caused by the acts or omissions of DISTRIBUTOR) of SUPPLIER or any of its directors, officers, employees, Affiliates, or agents, including, but not limited to, (a) material breach of any of the provisions of this Agreement; (b) negligence or other tortious conduct; (c) representations or warranties made by SUPPLIER herein; (d) violation by SUPPLIER or any of its directors, officers, employees, agents, dealers, or subdistributors of any applicable law, regulation, or order of the United States of America or of other countries in the Territory or other applicable law; (e) competition by SUPPLIER or any of its Affiliates in the Territory; (f) trademark infringement claims brought against DISTRIBUTOR pertaining to DISTRIBUTOR's use of SUPPLIER's trademarks in accordance with
Section 7.5 hereof; or (g) patent infringement claims brought against DISTRIBUTOR in accordance with Section 7.5 hereof.

     8.2  DISTRIBUTOR's Indemnification of SUPPLIER.  DISTRIBUTOR agrees to
          -----------------------------------------
indemnify, defend and hold the SUPPLIER, its officers, directors, employees, successors, and permitted assigns harmless against all third party claims, losses, costs, liabilities, judgments, damages, or expenses of whatever form or nature, including attorneys' fees and other costs of legal defense, whether direct or indirect, that they, or any of them, may sustain or incur as a result of any acts or omissions (except for acts or omissions caused by the acts or omissions of SUPPLIER) of the DISTRIBUTOR or any of its directors, officers, employees, Affiliates, or agents, including, but not limited to, (a) material breach of any of the provisions of this Agreement; (b) negligence or other tortious conduct; (c) representations or warranties made by DISTRIBUTOR herein;
(d) violation by DISTRIBUTOR or any of its directors, officers, employees or agents, agents, dealers, or sub-distributors of any applicable law, regulation, or order of the United States of America or of other countries in the Territory or other applicable law; (e) competition by DISTRIBUTOR in the Territory; or (f) trademark infringement claims brought against SUPPLIER pertaining to DISTRIBUTOR's Trademark.

     8.3  Scope of Indemnity.  The parties' foregoing obligations to indemnify
          ------------------
each other shall include, but not be limited to, indemnification against all expenses, including reasonable attorneys' and paralegals' fees at trial, on appeal or otherwise, incurred in investigating and/or defending against any claims, actions or liabilities for which indemnification is provided herein. Each party hereto agrees to defend the other party hereto against any and all claims, actions, and liabilities for which indemnification is provided herein, whether such claims or actions are rightfully or wrongfully brought or filed. Each party hereto further agrees to pay the amount of any compromise or settlement. No indemnifying party shall be required to pay the indemnified party any amount under this Article VIII unless and until the aggregate of such amounts payable to such indemnified party shall reach $25,000, at which time the indemnifying party shall become responsible for all such amounts (including the initial $25,000); and the indemnification obligations of each party hereunder shall be limited to $1,000,000; provided, that this sentence shall not apply to the indemnification obligations set forth in Section 8.1 (f) and (g) and Section 8.2
(f). The foregoing indemnification shall not in any manner limit a party's legal remedies under applicable law against the other party for breaches of this Agreement.

                        ARTICLE IX - GENERAL PROVISIONS

     9.1  Disclosure.  This Agreement may be discussed with, shown to, and filed
          ----------
with any government agency or official as determined to be appropriate by either party, so long as the party making such disclosure, filing or discussion of this Agreement provides the other party with ten (10) days prior written notice of such proposed action.

     9.2  Waiver.  Each party agrees that the failure of the other party at any
          ------
time to require performance of any of the provisions herein shall not operate as a waiver of the right of the other party to request strict performance of the same or like provisions, or any other provisions hereof, at a later time.

     9.3  Expenses. Except as otherwise provided herein, each party hereto shall
          --------
bear its own costs and expenses associated with the negotiation, preparation, delivery and performance of this Agreement.

     9.4  Notices and Consents. All notices or consents hereunder shall be in
          --------------------
the English language and shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) days after deposit, postage prepaid, if mailed by registered or certified mail, return receipt requested, or (c) upon transmission if transmitted by telex or facsimile (with an electronic confirmation thereof to the transmitter), to the parties at their respective addresses set forth in the preamble of this Agreement (or at such other address for a party as shall be specified by notice given hereunder):

     If to SUPPLIER:          PLUG POWER, L.L.C.
                              968 Albany-Shaker Road
                              Latham, New York 12110
                              Attn: Mr. Gary Mittleman


     If to DISTRIBUTOR:       GE FUEL CELL SYSTEMS, L.L.C.
                              1 River Road
                              Schenectady, New York 12345
                              Attn: Mr. Barry Glickman

     9.5  Severability of Provisions.  Wherever possible, each provision of this
          --------------------------
Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement shall be prohibited by applicable law, unenforceable in any jurisdiction or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, or affecting the validity or enforceability of such provision in any other jurisdiction.

     9.6  Survival.  Sections 4.3, 6.6 and 6.8 and Articles VII, VIII and IX of
          --------
this Agreement shall continue and survive the termination hereof.

     9.7  Language. The English language text, and American usage thereof, shall
          --------
govern and control the interpretation of this Agreement and all writings between the parties.

     9.8  Entire Agreement; Amendment.  This Agreement (including the exhibits
          ---------------------------
hereto and all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties to this Agreement, as specified herein) constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof, it being understood and agreed that any business plan that may hereafter be compiled or delivered shall be for informational purposes only and shall not constitute any representation, warranty or covenant of DISTRIBUTOR or SUPPLIER and shall not be deemed to be a part of this Agreement. No course of prior dealings between the parties and no usage of trade shall be relevant or admissible to supplement, explain or vary any of the terms of this Agreement. This Agreement may be amended only by written agreement executed by all of the parties hereto. Time is of the essence of this Agreement and each of its provisions, and no extension of any time period shall be binding upon any of the parties hereto unless expressly provided herein or in writing and signed by all of the parties hereto.

     9.9  Governing Law.  The validity, construction, interpretation and
          -------------
performance of this Agreement and all transactions under it shall be governed by the laws of the State of New York exclusively (except that if any choice of law provision under New York law would result in the application of the law of a state or jurisdiction other than New York, such provision shall not apply). The parties hereto expressly agree and acknowledge that the United Nations Convention for the International Sale of Goods shall not apply to this Agreement.

     9.10 Miscellaneous.  This Agreement may be executed in any number of
          -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto shall execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements or other instruments as the other party or its counsel may reasonably request from time to time for purposes of carrying out the transactions contemplated by this Agreement. The article and section headings contained herein are for reference only and shall not be considered as substantive parts of this Agreement. The use of the singular or plural form shall include the other form and the use of the masculine, feminine or neutered gender shall include the other gender. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement, shall refer to this Agreement as a whole, including all exhibits hereto, and not to any particular provision of this Agreement unless otherwise specified; all references herein to paragraphs, sections, schedules or exhibits shall refer to paragraphs or sections of this Agreement, or schedules or exhibits to this Agreement. The parties hereto acknowledge and agree that the recitals immediately following the preamble of this Agreement are true and correct and are incorporated herein as a part of this Agreement. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns and shall inure to the benefit of their successors and permitted assigns.

     9.12 Force Majeure.  If the performance by either party of any non-monetary
          -------------
obligation under this Agreement is delayed or prevented in whole or in part by any cause not reasonably within its control (including, without limitation, acts of God, war, civil disturbances, accidents, damage to its facilities, labor disputes, acts of any governmental body not attributable to such party's failure to comply with this Agreement, or failure or delay of third parties), it shall be excused, discharged, and released of performance to the extent such performance is so limited or prevented, without liability of any kind. Each party shall use its reasonable efforts to minimize the duration and consequences of any failure of or delay in performance resulting from a "Force Majeure" event.

     9.13 Limitation of Liability.  In no case will SUPPLIER or DISTRIBUTOR be
          -----------------------
liable to the other for special, incidental, or consequential damages, including, but not limited to, personal injury, property damage, loss of profit or revenues, or business interruption arising out of the manufacture, marketing, distribution, sale, or supplying of the Products, Pre-Commercial Units, or Services.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                   SUPPLIER:

                                   PLUG POWER, L.L.C.


                                   By:/s/ Gary Mittleman
                                      ------------------------------------------
                                      Gary Mittleman, President & CEO


                                   DISTRIBUTOR:

                                   GE FUEL CELL SYSTEMS, L.L.C.



                                   By: /s/ Barry Glickman
                                      ------------------------------------------
                                      Barry Glickman, President

                              TABLE OF SCHEDULES
                              ------------------


Schedule A-1        -    Products
------------

Schedule A-2        -    Services
------------

Schedule B          -    Terms and Conditions of Purchase/Sale; Specifications
----------

Schedule C          -    Product and Pre-Commercial Unit Prices
----------

Schedule D          -    DISTRIBUTOR's Sales Commitments
----------

Schedule E          -    SUPPLIER's Insurance
----------

Schedule F          -    Trademark Registrations
----------

                                 SCHEDULE A-1
                                 ------------

                            DEFINITION OF PRODUCTS


     The term "Products" shall include the following items manufactured by or on behalf of SUPPLIER: Proton Exchange Membrane ("PEM") Fuel-Cell Powered Generator Sets, without changes or additions (other than standard installation materials - e.g., ducting, pipe, wire), and components (e.g., fuel processor, fuel cell stack, power electronics), replacement parts, upgrades, accessories (e.g., combined power and hot water packages), and improvements, of various sizes no larger than 35kW of maximum continuous output that (a) meet the Commercial Unit Specifications set forth in Schedule B, and (b) are designed for use in residential, commercial, and industrial stationary power applications (e.g., base load power, peaking power, emergency back-up power, enhanced power quality, cogeneration, trailer-mounted units for temporary stationary power and/or rental power use).

     The term "Products" excludes the following, regardless of their manufacturer:

1. PEM Fuel Cell-Powered Generator Sets and/or components designed for use in transportation or vehicle applications;

2. PEM Fuel Cell-Powered Generator Sets and/or components designed for use in extended run, uninterruptible power supply ("UPS") systems for data centers applications, where the PEM Fuel Cell-Powered Generator Set (a) produces DC or AC premium (i.e., superior power quality to the grid) power for data center supporting information technology ("IT") equipment, (b) does not provide power to the entire facility, (c) is installed at a sub-panel downstream from the customer's main distribution panel, (d) is designed to enable remote IT equipment shutdown and power cycling for IT equipment that is no longer responding to commands, and (e) is designed to promote reliability over efficiency;

3. PEM Fuel Cell-Powered Generator Sets and/or components for rack-mounted equipment in telecommunications, cellular, or cable television applications; and

4. PEM Fuel Cell-Powered Generator Sets and/or components that are integrated with another device that utilizes all of the electrical output of the Fuel Cell-Powered Generator Set for that specific device only (e.g., an air conditioner powered by a Fuel Cell-Powered Generator Set, but not a combined Fuel Cell-Powered Generator Set-chiller cogen unit).

                                 SCHEDULE A-2
                                 ------------

                                   SERVICES
                                   --------


     The term "Services" shall include the following activities associated with the Products and Pre-Commercial Units:

     Installation

     Permitting

     Application Engineering

     Operation

     Routine Maintenance

     Unscheduled Maintenance

     Repair

     Overhaul (e.g., stack replacement)

     Upgrade

     Remote monitoring, diagnostics, and/or control (i.e., dispatch)

     Operator and Customer Training

     Customer Service

     Customer Support

                                  SCHEDULE B
                                  ----------

                     TERMS AND CONDITIONS OF PURCHASE/SALE

                                [***] (18 pages)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

           Current System Status

                                     [***]


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  SCHEDULE C
                                  ----------

                            PCU AND PRODUCT PRICES


                                [***] (6 Pages)


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  SCHEDULE D
                                  ----------

                               SALES COMMITMENTS

                                     {***}

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  SCHEDULE E
                                  ----------

                             SUPPLIER'S INSURANCE

     SUPPLIER shall maintain in effect at all times during the Term of this Agreement products liability insurance as set forth on the following certificate, with DISTRIBUTOR named as additional insured:

                                (See Attached)

                                  SCHEDULE F
                                  ----------

                       COPIES OF TRADEMARK REGISTRATIONS

DISTRIBUTOR's Trademark

SUPPLIER's Trademark